--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------

                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                         FREMONT HOME LOAN TRUST 1999-3

                                   DISCLAIMER

------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as one of the underwriters for the Fremont Home Loan Trust 1999-3, Home Loan Asset-Backed Certificates, Series 1999-3, and not by or as agent for Fremont Investment & Loan or any of its affiliates (collectively, the "Transferor" and "Master Servicer") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Depositor nor the Transferor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your
counsel,            accountant            and            tax            advisor.
------------------------------------------------------------------------------






 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.


                                  PaineWebber

--------------------------------------------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY
            THE DESCRIPTION CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                  $13,934,637 (APPROXIMATE) OFFERING AMOUNT
BOND SUMMARY(1)

                                               LAST    PRINCIPAL    ANTICIPATED
             APPROXIMATE                WAL  PRINCIPAL   WINDOW       RATINGS
CERTIFICATES    SIZE      COUPON(2)    (YEARS)PAYMENT   (YEARS)     (S&P/DUFF)

     B       $13,934,637    9.250%      1.39   8/2001     1.17       BBB-/BBB
--------------------------------------------------------------------------------

(1) At a pricing speed of 27% CPR and to Maturity.
(2) Subject to a Net Interest Rate.

DESCRIPTION OF SECURITIES

GENERAL DESCRIPTION:    Principal distributions on the Class B certificates
                        will be made primarily from a portion of the Excess
                        Spread and the Overcollateralization Reduction Amount for each pool of loans. The Class B certificates will have an approximate aggregate original principal balance of $13,934,637 subject to a permitted variance of plus or minus 5%. The Class B certificates will bear interest at a per annum pass-through rate equal to the lesser of:

                        (1)   9.250% and

                        (2) the Net Interest Rate for the Class B certificates.

CLASS B  INTEREST:      The Class B Certificates  will receive interest payments
                        after  the  Senior   Certificates  have  received  their
                        monthly  interest.  To the extent of a shortfall  in one
                        Pool  to  cover   it's   allocation   of  the   Class  B
                        Certificate's interest, cash flow can be crossed from the other Pool to cover such shortfall.

CLASS B PRINCIPAL:      The Class B  Certificates  will  receive  (1) all Excess
                        Spread remaining after payment of senior principal and interest, Class B interest and certain other amounts and
                        (2) all overcollateralization reduction amounts until the bond is retired in full (no cash flow will be released to the Residual until the Class B is retired in full).

CLASS B WRITEDOWNS:     The  Class B  writedown  for any  Payment  Date  (after
                        allocation of collections in the waterfall)  will equal
                        the  excess,  if any, of (1) the sum of (a) the current
                        aggregate  Senior  Certificate   Balance  and  (b)  the
                        current  Class  B  Certificate  balance  over  (2)  the
                        current   Aggregate   Pool   Balance.   The   Class   B
                        writedowns   cannot   exceed   the   current   Class  B
                        Certificate Balance and will be reimbursable at the bottom of the waterfall, with interest accrued on such amounts.

CLASS A-1 AND A-2: The Class A-1 ($325,000,000 floater) and Class A-2 ($150,000,000 floater) certificates will have an Ambac wrap.

------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

-------------------------------------------------------------------------------------------------------------------------
                                                   FREMONT HOME LOAN TRUST 1999-3
-------------------------------------------------------------------------------------------------------------------------


                                              SCENARIO ANALYSIS - CLASS B CERTIFICATES


                                  +0.0% LIBOR                       +1.0% LIBOR                      +2.0% LIBOR
                        --------------------------------  ------------------------------   ------------------------------
                         0.00%   0.50%    1.00%   1.50%   0.00%    0.50%   1.00%   1.50%    0.00%   0.50%   1.00%   1.50%
         DEFAULTS (CDR)   CDR      CDR     CDR     CDR     CDR      CDR     CDR      CDR     CDR     CDR     CDR      CDR
         --------------  -----   -----    -----   -----   -----    -----   -----   -----    -----   -----   -----   -----
 20 CPR   Average Life   1.31     1.31    1.31    1.32     1.53    1.53    1.53     1.53    1.88    1.89    1.91     1.93
         Representative  9.68%   9.68%    9.68%   9.68%   9.65%    9.65%   9.65%   9.65%    9.61%   9.61%   9.61%   9.61%
             Yield

            Duration     1.18     1.18    1.18    1.18     1.36    1.36    1.36     1.37    1.64    1.65    1.67     1.69
           Cumulative    0.00%   1.50%    2.94%   4.33%   0.00%    1.50%   2.95%   4.34%    0.00%   1.51%   2.96%   4.35%
             Losses

 24 CPR   Average Life   1.35     1.36    1.36    1.36     1.58    1.59    1.59     1.59    1.95    1.98    2.00     2.06
         Representative  9.68%   9.68%    9.68%   9.68%   9.64%    9.64%   9.64%   9.64%    9.61%   9.60%   9.60%   9.60%
             Yield

            Duration     1.22     1.22    1.22    1.22     1.41    1.41    1.41     1.41    1.70    1.72    1.74     1.79
           Cumulative    0.00%   1.16%    2.29%   3.40%   0.00%    1.17%   2.30%   3.40%    0.00%   1.17%   2.30%   3.40%
             Losses

 27 CPR   Average Life   1.39     1.39    1.39    1.39     1.63    1.64    1.64     1.64    2.00    2.03    2.09     2.18
         Representative  9.67%   9.67%    9.67%   9.67%   9.64%    9.64%   9.64%   9.64%    9.60%   9.60%   9.60%   9.59%
             Yield

            Duration     1.25     1.25    1.25    1.25     1.45    1.45    1.45     1.45    1.74    1.76    1.81     1.88
           Cumulative    0.00%   0.98%    1.92%   2.85%   0.00%    0.98%   1.93%   2.87%    0.00%   0.98%   1.94%   2.87%
             Losses

 30 CPR   Average Life   1.43     1.43    1.43    1.43     1.69    1.69    1.70     1.70    2.06    2.08    2.14     2.27
         Representative  9.66%   9.66%    9.66%   9.66%   9.63%    9.63%   9.63%   9.63%    9.60%   9.60%   9.59%   9.58%
             Yield

            Duration     1.28     1.28    1.28    1.28     1.49    1.49    1.50     1.50    1.79    1.81    1.85     1.95
           Cumulative    0.00%   0.83%    1.63%   2.42%   0.00%    0.83%   1.63%   2.42%    0.00%   0.83%   1.63%   2.42%
             Losses

 35 CPR   Average Life   1.51     1.51    1.52    1.52     1.80    1.80    1.81     1.81    2.14    2.17    2.23     2.37
         Representative  9.65%   9.65%    9.65%   9.65%   9.62%    9.62%   9.62%   9.62%    9.59%   9.59%   9.59%   9.58%
             Yield

            Duration     1.35     1.35    1.35    1.35     1.58    1.58    1.59     1.59    1.86    1.88    1.92     2.03
           Cumulative    0.00%   0.63%    1.26%   1.86%   0.00%    0.63%   1.26%   1.86%    0.00%   0.64%   1.26%   1.86%
             Losses

DEFAULTS:         Constant  Default  Rate (CDR) as a  percentage  of the current collateral balance with no delay to loss. Zero assumed for the first 12 months.

LIBOR: Scenarios increasing over an 18 month period (+2.0% assumes increase of approximately 0.11% in month 1, 0.22% in month 2, ..., and 2.0% in month 18).

PREPAYMENTS:      Constant CPR for life. The Optional Redemption does not effect this analysis.



--------------------------------------------------------------------------------
 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
  DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR
                                 IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber